Exhibit 99.1


--------------------------------------------------------------------------------
          GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                       BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                       (212) 272-2000;  (212) 272-7294 fax
--------------------------------------------------------------------------------
   GMAC Home Loan-Backed Term Notes, Series 2000-HLTV1: Computational
                                    Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                         AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.
The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.
The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.
Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



--------------------------------------------------------------------------------
[BEAR STEARNS]                                                          Page 1

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
       GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

                           $155,000,000 (Approximate)

Issuer:                            GMAC  Mortgage   Corporation  Loan  Trust
                                             2000-HLTV1
Seller and Servicer:               GMAC     Mortgage     Corporation,      a
                                   Pennsylvania  corporation,  will  be  the
                                   seller and  servicer  of the Home  Loans.
                                   The   Servicer   will  be   obligated  to
                                   service  the Home Loans  pursuant  to the
                                   servicing  agreement  to be  dated  as of
                                   March [1], 2000, among the Servicer,  the
                                   Issuer and the Indenture Trustee
Depositor:                         Residential Asset Mortgage Products, Inc.
Note Insurer:                      Ambac  Assurance  Corporation  (the "Note
                                   Insurer")
Underwriters:                      Bear,    Stearns   &   Co.   Inc.   (lead
                                   underwriter)
                                   PaineWebber   Inc.  and   Deutsche   Bank
                                   (co-underwriters)
Indenture Trustee:                 The  Bank  of New  York  (the  "Indenture
                                   Trustee")
Owner Trustee:                     Wilmington Trust Company
Cut-off Date:                      March 1, 2000
Closing Date:                      March [30], 2000
                                   March   [31],   2000   (settlement   with
                                   investors)
The Notes:                         Approximately      $155,000,000      Home
                                   Loan-Backed     Term    Notes,     Series
                                   2000-HLTV1,   are  being   offered   (the
                                   "Notes").   The  Notes   will  be  issued
                                   pursuant to an indenture to be dated as of March 1, 2000, between the Issuer and the Indenture Trustee.


Characteristics of the Notes(a), (b), (c), (d)

  ------------------------------------------------------------------------------
              Original          Avg    Principal Principal Final
  Offered     Principal         Life   Lockout   Window    Sch.       Ratings
  Securities  Balance**  Coupon to     (months) (months)  Maturity (Moody's/S&P)
                                Call                       Date
                                (years)
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Class A-1   $64,570,000 (e)   1.750    None    41       11/18/15    Aaa/ AAA
  Notes
  ------------------------------------------------------------------------------
  Class A-2   $18,887,000       4.000    40      16        1/18/19    Aaa/ AAA
  Notes
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  Class A-3   $29,790,000       6.000    55      37        4/18/22    Aaa/ AAA
  Notes
  ------------------------------------------------------------------------------
  Class A-4   $41,753,000      10.852    91      63        3/18/25    Aaa/ AAA
  Notes
  ------------------------------------------------------------------------------
         ** Bond balances subject to a 5% variance.
Note: (a)     100%  Prepayment  Assumption:   2.00%  CPR  in
              month 1, and an additional 0.9286% per annum in each month thereafter until month 15. On and after month
              15, 15.00% CPR;
      (b)     Transaction priced to 10% clean-up call;
      (c)     100% P&I guaranty by Ambac.
      (d)     The coupon  applicable  to the Class A-4 Notes will  increase by 0.50% per annum if the 10% clean-up call is not exercised;
      (e)     The  lesser of (i)  One-Month  LIBOR  plus [ %] per annum and (ii)
              [10.00%] per annum, based on an actual/360 day count.


Offering:                          The Notes  will be issued  publicly  from
                                   the Depositor shelf


--------------------------------------------------------------------------------
[BEAR STEARNS]                                                         Page 2

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
       GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

                                   registration.

Form of Registration:              Book-entry  form,  same day funds through
                                   DTC, Euroclear.

Prepayment Pricing
Speed Assumption:                  A constant  prepayment  of 2.00% per year
                                   of   the   then   outstanding   principal
                                   balance  of the loans in the first  month
                                   of  the   life  of  the   loans   and  an
                                   additional   0.9286%  per  year  in  each
                                   month  thereafter until it reaches 15.00%
                                   on  the  fifteenth  month.  Beginning  in
                                   the   fifteenth   month  and   thereafter
                                   during   the  life  of  such   loans,   a
                                   constant prepayment rate of 15.00% per year.

Payment Date:                      The 18th day of each  month  (or the next
                                   succeeding   business  day),   commencing
                                   April 18, 2000.

Payment Delay:                     With   respect  to  the  Class  A-1  Term
                                   Notes,  0  days.   With  respect  to  the
                                   Class  A-2,  Class A-3 and Class A-4 Term
                                   Notes, 17 days.

Note Rate:                         The  Class A-1 Note Rate  will  be  equal
                                   to the lesser of (a) 1-month LIBOR + [ ]% per annum and (b) [10.00]% per annum, payable monthly.

                                   Interest  will  accrue on the   Class A-1
                                   Term   Notes  from   and   including  the
                                   preceding   Payment  Date  (or  from  the
                                   Closing Date in the case  of  the   first
                                   Payment Date) to and including the day prior to the then current Payment Date at the Class A-1 Note Rate based on the actual number of days elapsed during the Accrual Period and an assumed year of 360 days.

                                   Interest will accrue on the Class A-2, Class A-3 and Class A-4 Term Notes at a fixed rate during the month prior to the month of the related Payment Date (or from the Cut-off Date to the end of such month in the case of the first Payment
                                   Date)  based  on  an  assumed year of 360
                                   days, consisting of 12 30-day months.

Priority of  Payments:             On   each  Payment  Date,  principal  and
                                   interest collections, minus the servicing
                                   fees  and  the  fees  and expenses of the
                                   trust, will be allocated from the payment
                                   account  in   the  following   order   of
                                   priority:

                          (1) To pay accrued and unpaid interest due on the Notes;


--------------------------------------------------------------------------------
[BEAR STEARNS]                                                          Page 3

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                 GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------


                          (2)  To  pay  principal in  an amount  equal  to  the
                               principal collection  distribution  amount   for
                               such Payment Date on the Notes;
                          (3) To pay as principal on the Notes, an amount equal to the liquidation loss amounts on such Payment Date plus any such liquidation loss
                               amounts   remaining   undistributed  from    any
                               preceding Payment Date;
                          (4) To pay the Note Insurer the accrued and unpaid premium for the Policy, and any payments in
                               connection   with   the   limited   reimbursement
                               agreement;

                          (5) To reimburse the Note Insurer for any prior draws on the Policy;

                          (6) To pay as additional principal on the Notes, an amount necessary to bring the amount of overcol-lateralization up to the required overcollateral-ization amount;


                          (7)  To  pay  the  Note Insurer  any  other   amounts
                               owed  pursuant  to  the insurance Agreement; and

                          (8) Any remaining amounts to the holders of the Certificates.

Assets of the Trust:      The assets of the Trust will  primarily consist  of  a
                          pool  of   conventional,   closed-end, fixed-rate Home
                          Loans    (the   "Home    Loans"). Substantially all of
                          the Home Loans will have a combined loan-to-value ratio in excess of 100%.

                          In addition to the home loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the pre-funding account and other collections on the home loans.

Pre-funding Feature:      On  the  Closing  Date,  an   amount,  (the  "Original
                          Pre-funded  Amount")  equal to the excess,  if any, of
                          (i) the aggregate Term  Note  principal  balance  plus
                          the initial  overcollateralization  over (ii) the Home
                          Loan  principal  balance  as of  the Cut-off Date will
                          be  deposited from proceeds from the sale of the Notes
                          with the  Indenture  Trustee  in a  segregated account
                          (the  "Pre-funding  Account") and used  by  the  Trust
                          to   purchase   the subsequent    Home  Loans   during
                          the Pre-funding Period   defined   in   the Prospectus
                          Supplement.

Servicing Fee:            The primary compensation to be paid to the Servicer in


--------------------------------------------------------------------------------
[BEAR STEARNS]                                                         Page 4

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                 GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

                          respect of its  servicing activities   will  be  0.50%
                          per  annum, payable monthly.

Advancing:                There  is  no   required   advancing   of   delinquent
                          principal or interest by the Servicer, the Trustees, the Note Insurer or any other entity.


Credit Enhancement:       Credit enhancement with respect to the Notes  will  be
                          provided by (1) excess spread, (2) overcollaterali-zation and (3) the Note Insurance Policy.

                          Excess Spread. The weighted average Home Loan Rate is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average Note Rate and (c) the Note Insurer premium. On each Payment Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Payment Date.

                          Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Home Loans, resulting in overcollateralization. On the Closing Date, an amount, (the "Original Overcollateralization Amount") equal to 1.15% of the original Pool Principal Balance of the Loans will be retained as overcollateralization and thereafter excess spread will be used to pay down the Notes such that, prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 3.75% of the Pool Principal Balance. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be permitted to decrease proportionately, subject to a floor of 0.50% of the original Pool Principal Balance.

                          Note Insurance Policy: The Note Insurer will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and
                          (c) the payment of principal on the Notes by no later than their respective final scheduled maturity dates. The


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                          Page 5

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                          Insurance Policy is not cancelable for any reason.

Stepdown Date:            The  Stepdown  Date is the  Payment  Date occurring on
                          the later of:
                          (1)  the Payment Date in April 2003 (i.e. on the 37th
                               Payment Date); and
                          (2)  the first Payment Date on which the current Pool
                               Principal Balance has been reduced to an amount equal 50% of the original Pool Principal Balance.

Optional Redemption:      The Servicer  may,  at its  option,  effect an  early
                          redemption or termination of the Notes on or after any Payment Date when the current Pool Principal
                          Balance declines to 10% or less of the sum of (x) the original Pool Principal Balance of the Home Loans as of the cut-off date and (y) the amount on deposit in the prefunding account as of the closing date (the
                          "Step-up Date").

Tax Status:               For  federal  income  tax  purposes,  the Notes   will
                          be characterized as indebtedness of the Issuer.

ERISA Eligibility:        The Notes may be  purchased  by employee benefit plans
                          that are subject to ERISA.

SMMEA Treatment:          The  Notes  will  not   constitute  "mortgage  related
                          securities" for purposes of SMMEA.


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                          Page 6

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                 GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                               COLLATERAL SUMMARY

                                  Home Loan Collateral

         Cut-Off Date             3/1/00

         Total Outstanding        $118,551,296.73
         Balance:

         Number of Loans:         2,482

         Average Remaining        $47,764.42  (range:
         Balance:                 $12,000.00 - $150,000.00)

         WA Home Loan Rate:       14.641%  (range: 9.500% -
                                  19.000%)

         Original Weighted        270 months
         Average Term:

         Remaining Weighted       269 months
         Average Term:

         Lien Position:           0.34% first, 99.66% second.

         WA CLTV Ratio:           113.23% (range: 41.63% -
                                  125.00%)

         WA FICO Score:           685

         WA DTI Ratio:            41.46% (14.99% - 56.58%)

         WA Junior Ratio:         32.10% (6.09% - 100.00%)

         Documentation:           100.00% full documentation

         Property Type:           88.93% single family,
                                  7.12% condo,
                                  2.34% townhouse,
                                  1.61% PUD.

         Owner Occupancy:         100.00% owner occupied

         Geographic Distribution: CA (34.00%), FL (7.34%).
         (all states >= 5.00%)

         Delinquency Status       100.00% current

--------------------------------------------------------------------------------

[BEAR STEARNS]                                                          Page 7

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Initial Home Loan Characteristics
---------------------------------

Set forth below is a description of certain characteristics of the Initial Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Home Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).


                                  Property Type
                                                             Percentage
                                                                     of
                                                                Cut-Off
                                               Aggregate           Date
                               Number of          Unpaid      Aggregate
                                 Initial       Principal      Principal
Property Type                 Home Loans         Balance        Balance
--------------------------  ------------  --------------     ----------
Condo                                198   $8,435,287.11          7.12%
PUD                                   41    1,911,024.44          1.61%
Single Famliy                      2,181  105,432,951.65         88.93%
Townhouse                             62    2,772,033.53          2.34%
                                --------  --------------     ----------
                     Total         2,482 $118,551,296.73        100.00%


                               Principal Balances

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                Aggregate          Date
                                Number of          Unpaid     Aggregate
Range of Principal                Initial       Principal     Principal
Balances ($)                   Home Loans         Balance       Balance
--------------------------    ----------- ---------------     ---------
      $0.00  to  $ 25,000.00         378    $7,715,743.57         6.51%
 $25,000.01  to  $ 50,000.00       1,234    45,449,078.52        38.34%
 $50,000.01  to  $ 75,000.00         529    32,427,844.25        27.35%
 $75,000.01  to  $100,000.00         234    19,693,162.93        16.61%
$100,000.01  to  $125,000.00          75     8,626,477.36         7.28%
$125,000.01  to  $150,000.00          32     4,638,990.10         3.91%
                                --------  ---------------       -------
                     Total         2,482  $118,551,296.73       100.00%

The average Principal Balance of the Initial Home Loans as of the Cut-Off Date is approximately $47,764.42.


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                          Page 8

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                Original Balances

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                               Aggregate           Date
                               Number of          Unpaid      Aggregate
Range of                         Initial       Principal      Principal
Original Balances ($)         Home Loans         Balance        Balance
--------------------------    ----------  --------------     ----------

      $0.00  to  $ 25,000.00        375   $  7,641,130.65         6.45%
 $25,000.01  to  $ 50,000.00      1,236     45,474,050.01        38.36%
 $50,000.01  to  $ 75,000.00        528     32,329,114.34        27.27%
 $75,000.01  to  $100,000.00        236     19,841,534.27        16.74%
$100,000.01  to  $125,000.00         75      8,626,477.36         7.28%
$125,000.01  to  $150,000.00         32      4,638,990.10         3.91%
                               --------    --------------    ----------
                     Total        2,482   $118,551,296.73       100.00%

The average Original Balance of the Initial Home Loans is approximately $47,867.92.


                          Combined Loan-to-Value Ratios

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                Aggregate          Date
                               Number of           Unpaid     Aggregate
Range of Combined                Initial        Principal     Principal
Loan-to-Value Ratios (%)      Home Loans          Balance       Balance
--------------------------    ----------  --------------     ----------
 40.01% to   45.00%                    1       $33,189.30         0.03%
 45.01% to   50.00%                    1        28,700.00         0.02%
 50.01% to   55.00%                    2        85,706.24         0.07%
 55.01% to   60.00%                    4       303,681.22         0.26%
 60.01% to   65.00%                    4       218,330.77         0.18%
 70.01% to   75.00%                    1        35,775.84         0.03%
 75.01% to   80.00%                    9       362,777.49         0.31%
 80.01% to   85.00%                   18       758,641.04         0.64%
 85.01% to   90.00%                   31     1,251,106.48         1.06%
 90.01% to   95.00%                   59     2,357,000.09         1.99%
 95.01% to  100.00%                  146     6,197,105.26         5.23%
100.01% to  105.00%                  247    10,166,154.64         8.58%
105.01% to  110.00%                  363    15,663,653.97        13.21%
110.01% to  115.00%                  446    20,876,295.92        17.61%
115.01% to  120.00%                  493    24,607,734.17        20.76%
120.01% to  125.00%                  657    35,605,444.30        30.03%
                               ---------  ---------------      --------
                     Total         2,482  $118,551,296.73       100.00%

The minimum and maximum Combined Loan-to-Value Ratios of the Initial Home Loans as of the Cut-Off Date are approximately 41.63% and 125.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Home Loans as of the Cut-Off Date is approximately 113.23%.


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                          Page 9

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                 GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                           Geographical Distributions

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                Aggregate          Date
                               Number of           Unpaid     Aggregate
                                 Initial        Principal     Principal
Location                      Home Loans          Balance       Balance
--------------------------    ----------  --------------     ----------

California                           758  $ 40,312,056.71        34.00%
Florida                              201     8,696,543.35         7.34%
Georgia                              122     5,425,127.90         4.58%
Alabama                              100     4,165,419.75         3.51%
Virginia                              87     3,846,247.48         3.24%
Washington                            79     3,659,977.40         3.09%
New York                              62     3,182,467.44         2.68%
Ohio                                  70     3,067,814.55         2.59%
Illinois                              61     3,034,647.94         2.56%
Pennsylvania                          62     2,905,388.76         2.45%
Michigan                              59     2,844,233.55         2.40%
Colorado                              55     2,629,981.46         2.22%
Maryland                              53     2,481,274.17         2.09%
Oregon                                56     2,405,885.25         2.03%
Other                                657    29,894,231.02        25.22%
                               ---------  ---------------      --------
                      Total        2,482  $118,551,296.73       100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for less than 2.00% of the Home Loan pool.



--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 10

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                               Junior Ratios(1)(2)

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
                                  Initial         Principal   Principal
Range of Junior Ratios (%)     Home Loans           Balance     Balance
--------------------------     ----------     --------------  ---------
 5.0001%  to  10.0000%                 31       $571,743.80       0.48%
10.0001%  to  15.0000%                177      4,402,793.24       3.71%
15.0001%  to  20.0000%                347     11,031,763.53       9.31%
20.0001%  to  25.0000%                489     19,265,327.12      16.25%
25.0001%  to  30.0000%                449     21,512,894.12      18.15%
30.0001%  to  35.0000%                345     18,893,602.49      15.94%
35.0001%  to  40.0000%                272     16,752,912.65      14.13%
40.0001%  to  45.0000%                152     10,579,573.98       8.92%
45.0001%  to  50.0000%                128      8,904,172.00       7.51%
50.0001%  to  55.0000%                 36      2,630,890.19       2.22%
55.0001%  to  60.0000%                 27      1,927,964.05       1.63%
60.0001%  to  65.0000%                 12        831,777.86       0.70%
65.0001%  to  70.0000%                  4        255,011.80       0.22%
70.0001%  to  75.0000%                  3        277,858.89       0.23%
75.0001%  to  80.0000%                  2        204,827.18       0.17%
85.0001%  to  90.0000%                  1        100,014.75       0.08%
95.0001%  to 100.0000%                  7        408,169.08       0.34%
                                ---------    --------------     -------
                     Total          2,482   $118,551,296.73     100.00%
(1) The Junior Ratio of a Home Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Loan is underwritten.

(2) The weighted average Junior Ratio of the Initial Home Loans as of the Cut-Off Date is approximately 32.10%.




--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 11

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                   Loan Rates

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
                                  Initial         Principal   Principal
Range of Loan Rates (%)        Home Loans           Balance     Balance
--------------------------     ----------     -------------  ----------
 9.0001% to   9.5000%                   1        $52,739.10       0.04%
 9.5001% to  10.0000%                   8        473,740.20       0.40%
10.0001% to  10.5000%                  26      1,570,726.68       1.32%
10.5001% to  11.0000%                  22      1,104,569.40       0.93%
11.0001% to  11.5000%                  21        986,883.01       0.83%
11.5001% to  12.0000%                  62      2,772,752.62       2.34%
12.0001% to  12.5000%                  44      2,119,615.73       1.79%
12.5001% to  13.0000%                 114      5,701,998.70       4.81%
13.0001% to  13.5000%                 225     11,337,442.84       9.56%
13.5001% to  14.0000%                 291     14,411,294.13      12.16%
14.0001% to  14.5000%                 156      7,459,985.55       6.29%
14.5001% to  15.0000%                 634     30,545,169.21      25.77%
15.0001% to  15.5000%                 232     10,752,440.28       9.07%
15.5001% to  16.0000%                 228     10,464,982.73       8.83%
16.0001% to  16.5000%                 247     11,875,235.15      10.02%
16.5001% to  17.0000%                 147      5,746,641.98       4.85%
17.0001% to  17.5000%                  22      1,053,079.42       0.89%
17.5001% to  18.0000%                   1         40,000.00       0.03%
18.5001% to  19.0000%                   1         82,000.00       0.07%
                                ---------     -------------    --------
                     Total          2,482   $118,551,296.73     100.00%

The weighted average Loan Rate of the Initial Home Loans as of the Cut-Off Date is approximately 14.641%.


                Months Remaining to Scheduled Maturity

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
                                  Initial         Principal   Principal
Range of Remaining Term        Home Loans           Balance     Balance
--------------------------     ----------   ----------------  ---------

      0 to  60                          1        $27,019.27       0.02%
     61 to  120                        11        438,807.93       0.37%
    121 to  180                       701     27,501,920.74      23.20%
    181 to  240                        83      3,476,257.91       2.93%
    241 to  300                     1,686     87,107,290.88      73.48%
                               ----------   ---------------   ---------
                     Total          2,482   $118,551,296.73     100.00%

The weighted average months remaining to scheduled maturity of the Initial Home Loans as of the Cut-Off Date is approximately 269 months.


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 12

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                  Lien Priority

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
                                  Initial         Principal   Principal
Range of Loan Rates (%)        Home Loans           Balance     Balance
--------------------------     ----------     -------------  ----------
First                                   7       $408,169.08       0.34%
Second                              2,475    118,143,127.65      99.66%
                               ----------   ---------------  ----------
                     Total          2,482   $118,551,296.73     100.00%



                              Debt-to-Income Ratios

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
Range of Debt-to-                 Initial         Principal   Principal
Income Ratios (%)              Home Loans           Balance     Balance
--------------------------     ----------     -------------  ----------
  10.001% to 15.000%                    1        $74,951.25       0.06%
  15.001% to 20.000%                   18        584,018.97       0.49%
  20.001% to 25.000%                   54      2,016,448.19       1.70%
  25.001% to 30.000%                  163      6,702,096.92       5.65%
  30.001% to 35.000%                  329     13,866,303.80      11.70%
  35.001% to 40.000%                  508     22,634,269.13      19.09%
  40.001% to 45.000%                  551     25,991,270.50      21.92%
  45.001% to 50.000%                  781     41,547,286.60      35.05%
  50.001% to 55.000%                   72      4,661,060.16       3.93%
  55.001% to 60.000%                    5        473,591.21       0.40%
                               ----------    --------------     -------
                      Total         2,482   $118,551,296.73     100.00%

The weighted average Debt-to-Income Ratio of the Initial Home Loans as of the Cut-Off Date is approximately 41.46%.


                               Documentation Type

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
                                  Initial         Principal   Principal
Documentation Level            Home Loans           Balance     Balance
--------------------------     ----------   ---------------  ----------

Full Documentation                  2,482   $118,551,296.73     100.00%
                               ----------   --------------   ----------
                      Total         2,482   $118,551,296.73     100.00%


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 13

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                 Occupancy Types

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
Occupancy                         Initial         Principal   Principal
(as indicated by Borrower)     Home Loans           Balance     Balance
--------------------------     ----------   ---------------  ----------

Owner Occupied                      2,482   $118,551,296.73     100.00%
                               ----------   ---------------  ----------
                     Total          2,482   $118,551,296.73     100.00%



                                  Loan Purpose

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
                                  Initial         Principal   Principal
Loan Purpose                   Home Loans           Balance     Balance
--------------------------     ----------     -------------  ----------
Cash Out                             389     $16,494,110.73      13.91%
Cash Out & Debt Consolidation        259      11,806,031.75       9.96%
Cash Out & Refinance (rate & term)     3         207,733.03       0.18%
Debt Consolidation                 1,354      68,633,947.07      57.89%
Debt Consolidation & Cash Out        451      20,105,816.36      16.96%
Debt Consolidation &                  14         778,907.81       0.66%
 Refinance (rate & term)
Refinance (rate & term)               12         524,749.98       0.44%
                                --------    ---------------     -------
                                   2,482    $118,551,296.73     100.00%
                     Total



--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 14

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
              GMACM Home Loan-Backed Term Notes, Series 2000-
                                     HLTV1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                 Disposable Income of Borrowers(1)(2)

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
                                Number of            Unpaid   Aggregate
Range of Disposable               Initial         Principal   Principal
Monthly Income of Borrower($)  Home Loans           Balance     Balance
--------------------------     ----------     -------------  ----------
  $1,500.00  to  $ 2,000.00           263     $8,862,449.50       7.48%
  $2,000.01  to  $ 3,000.00           916     37,589,105.62      31.71%
  $3,000.01  to  $ 4,000.00           617     30,358,561.75      25.61%
  $4,000.01  to  $ 5,000.00           357     19,250,575.38      16.24%
  $5,000.01  to  $ 6,000.00           153      9,660,276.02       8.15%
  $6,000.01  to  $ 7,000.00            88      5,703,609.36       4.81%
  $7,000.01  to  $ 8,000.00            38      3,070,692.72       2.59%
  $8,000.01  to  $ 9,000.00            13        835,923.37       0.71%
  $9,000.01  to  $10,000.00            14        999,727.40       0.84%
 $10,000.01  &   greater               23      2,220,375.61       1.87%
                               ----------  ----------------  ----------
                     Total          2,482   $118,551,296.73     100.00%

(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

(2) The average Disposable Monthly Income of the Borrower of the Initial Home Loans as of the Cut-Off Date is approximately $3,504.47.



    Credit Scores as of the Date of Origination of the Home Loans

                                                             Percentage
                                                                     of
                                                                Cut-Off
                                                  Aggregate        Date
Range of Credit Scores          Number of            Unpaid   Aggregate
the Date of Origination           Initial         Principal   Principal
of the Loans                   Home Loans           Balance     Balance
--------------------------     ----------   ---------------  ----------
      620  to 639                       8       $414,100.98       0.35%
      640  to 659                     404     18,487,529.06      15.59%
      660  to 679                     827     38,678,696.50      32.63%
      680  to 699                     575     28,291,097.07      23.86%
      700  to 719                     377     18,733,819.32      15.80%
      720  to 739                     186      8,837,080.33       7.45%
      740  to 759                      83      4,176,630.56       3.52%
      760  to 779                      20        858,676.12       0.72%
      780  to 799                       2         73,666.79       0.06%
                                ---------   ---------------  ----------
                      Total         2,482   $118,551,296.73     100.00%

The weighted average Credit Score of the Borrower of the Initial Home Loans as of the Cut-Off Date is approximately 685.



The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.

--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 15

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                 GMACM Home Loan-Backed Term Notes, Series 2000-
                                      HLTV1
--------------------------------------------------------------------------------


                               SENSITIVITY TABLES


--------------------------------------------------------------------------------
Class A -I (to call)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)          9.19      2.87     2.15     1.75     1.50     1.33
Modified Duration (years)     6.44      2.48     1.91     1.59     1.37     1.23
First Principal Payment    4/18/00   4/18/00  4/18/00  4/18/00  4/18/00  4/18/00
Last Principal Payment    12/18/14   2/18/06  7/18/04  8/18/03  1/18/03  9/18/02
Principal Lockout (months)       0         0        0        0        0        0
Principal Window (months)      177        71       52       41       34       30
Illustrative Yield @ Par     6.37%     6.38%    6.38%    6.38%    6.38%    6.38%
30/360)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-2 (to call)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)         16.31      6.97     5.08     4.00     3.31     2.84
Modified Duration (years)     8.91      5.18     4.04     3.31     2.81     2.45
First Principal Payment   12/18/14   2/18/06  7/18/04  8/18/03  1/18/03  9/18/02
Last Principal Payment     3/18/18   4/18/08  2/18/06 11/18/04  1/18/04  7/18/03
Principal Lockout (months)     176        70       51       40       33       29
Principal Window (months)       40        27       20       16       13       11
Illustrative Yield @ Par     7.87%     7.84%    7.82%    7.80%    7.78%    7.76%
30/360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-3 (to call)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)         19.98     10.23     7.63     6.00     4.93     4.18
Modified Duration (years)     9.61      6.70     5.48     4.57     3.91     3.41
First Principal Payment    3/18/18   4/18/08  2/18/06 11/18/04  1/18/04  7/18/03
Last Principal Payment    12/18/21  10/18/12 11/18/09 11/18/07  6/18/06  7/18/05
Principal Lockout (months)     215        96       70       55       45       39
Principal Window (months)       46        55       46       37       30       25
Illustrative Yield @ Par     8.11%     8.09%    8.08%    8.06%    8.05%    8.03%
30/360)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-4 (to call)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)         23.35     16.77    13.28    10.85     9.01     7.61
Modified Duration (years)     9.95      8.67     7.69     6.83     6.06     5.39
First Principal Payment   12/18/21  10/18/12 11/18/09 11/18/07  6/18/06  7/18/05
Last Principal Payment     4/18/24   7/18/19  8/18/15  1/18/13 12/18/10  4/18/09
Principal Lockout (months)     260       150     1 15       91       74       63
Principal Window (months)       29        82       70       63       55       46
Illustrative Yield @ Par     8.41%     8.40%    8.39%    8.39%    8.38%    8.37%
30/360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[BEAR STEARNS]                                                         Page 16

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                 GMACM Home Loan-Backed Term Notes, Series 2000-
                                      HLTV1
--------------------------------------------------------------------------------


                               SENSITIVITY TABLES


--------------------------------------------------------------------------------

Class A-1 (to maturity)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)          9.19      2.87     2.15     1.75     1.50     1.33
Modified Duration (years)     6.44      2.48     1.91     1.59     1.37     1.23
First Principal Payment    4/18/00   4/18/00  4/18/00  4/18/00  4/18/00  4/18/00
Last Principal Payment    12/18/14   2/18/06  7/18/04  8/18/03  1/18/03  9/18/02
Principal Lockout (months)       0         0        0        0        0        0
Principal Window (months)      177        71       52       41       34       30
Illustrative Yield @ Par     6.37%     6.38%    6.38%    6.38%    6.38%    6.38%
30/360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-2 (to maturity)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)         16.31      6.97     5.08     4.00     3.31     2.84
Modified Duration (years)     8.91      5.18     4.04     3.31     2.81     2.45
First Principal Payment   12/18/14   2/18/06  7/18/04  8/18/03  1/18/03  9/18/02
Last Principal Payment     3/18/18   4/18/08  2/18/06 11/18/04  1/18/04  7/18/03
Principal Lockout (months)     176        70       51       40       33       29
Principal Window (months)       40        27       20       16       13       11
Illustrative Yield @ Par     7.87%     7.84%    7.82%    7.80%    7.78%    7.76%
30/360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-3 (to maturity)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)         19.98     10.23     7.63     6.00     4.93     4.18
Modified Duration (years)     9.61      6.70     5.48     4.57     3.91     3.41
First Principal Payment    3/18/18   4/18/08  2/18/06 11/18/04  1/18/04  7/18/03
Last Principal Payment    12/18/21  10/18/12 11/18/09 11/18/07  6/18/06  7/18/05
Principal Lockout (months)     215        96       70       55       45       39
Principal Window (months)       46        55       46       37       30       25
Illustrative Yield @ Par     8.11%     8.09%    8.08%    8.06%    8.05%    8.03%
30/360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-4 (to maturity)
PPC                             0%       50%      75%     100%     125%     150%
Average Life (years)         23.52     17.70    14.59    12.05    10.09     8.59
Modified Duration (years)     9.97      8.83     7.99     7.16     6.42     5.77
First Principal Payment   12/18/21  10/18/12 11/18/09 11/18/07  6/18/06  7/18/05
Last Principal Payment     3/18/25  12/18/24  6/18/24  4/18/23  3/18/21  9/18/18
Principal Lockout (months)     260       150      115       91       74       63
Principal Window (months)       40       147      176      186      178      159
Illustrative Yield Par       8.41%     8.41%    8.41%    8.41%    8.41%    8.41%
30/360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[BEAR STEARNS]                                                           Page 17

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.